UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): December 16, 2020

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-09240	94-6565852
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	TCI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

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Section 5 - Corporate Governance and Management

Item 5.07 - Submission of Matters to the Vote of Security Holders

On December 16, 2020, the Annual Meeting of Stockholders of Transcontinental Realty Investors, Inc. (“TCI” or the “Issuer” or the “Registrant”) was held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated November 4, 2020, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of November 2, 2020, a total of 8,717,767 shares of Common Stock were outstanding, with each share entitled to cast one vote.

At the meeting, proxies representing at least 8,267,092 shares (94.8% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 8,717,767 outstanding shares of common stock, 3,256,499 shares are held in CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstention and broker non-votes:

Name	# Votes For	% For	# Votes Withheld	# Votes Abstained	Broker Non-votes
Henry A. Butler	7,576,627	86.91%	88,017	-	602,448
William J. Hogan	7,579,791	86.95%	84,853	-	602,448
Robert A. Jakuszewski	7,538,648	86.47%	125,996	-	602,448
Ted R. Munselle	7,555,750	86.67%	108,894	-	602,448
Raymond D. Roberts, Sr.	7,545,776	86.56%	118,868	-	602,448

All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.

The second matter presented at the Annual Meeting was the ratification of the appointment of Farmer, Fuqua & Huff, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2020, and any interim period. A total of 8,250,212 votes were cast FOR, 12,930 votes were cast AGAINST, and 3,950 votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes.

The only other matter presented at the Annual Meeting was a stockholder proposal submitted by the Investment Director, Global Equity of CalPERS, requesting the Board initiate a process to amend the governing documents to provide that directors be elected only by the affirmative vote of a majority of votes cast at an annual meeting in uncontested elections. A total of 2,564,303 votes were cast FOR, 5,092,210 votes cast AGAINST, 8,131 votes ABSTAINED, and 602,448 were broker non-votes, which resulted in a defeat of such stockholder proposal.

The Annual Meeting of the Board of Directors was held on the following day, December 17, 2020. At such meeting, Henry A. Butler was reelected Chairman of the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 17, 2020

TRANSCONTINENTAL REALTY INVESTORS, INC.

	By:	/s/ Erik L. Johnson
Erik L. Johnson
Executive Vice President and
Chief Financial Officer